Exhibit 4.4


     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED EITHER IN THE INDENTURE OR HEREIN AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

     THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

     (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 OR (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SECURITY IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933;

     (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY

RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR
(G) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(G) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(G) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). UNLESS THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (2)(G) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(G) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY, AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then the references in the restrictive legends set forth above to "TWO YEARS" will be deemed to refer to such shorter period, from and after receipt by the Trustee of certain opinions and certificates. However, such changes will not be made if they are otherwise prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time. As soon as practicable after we know of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time, the Company shall provide to the trustee certain certificates and opinions as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

     THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF THE REGISTRATION RIGHTS AGREEMENT (THE "REGISTRATION RIGHTS AGREEMENT") AMONG THE COMPANY AND THE INITIAL PURCHASERS, DATED AS OF THE DATE

HEREOF, PURSUANT TO WHICH, SUBJECT TO THE TERMS AND CONDITIONS THEREOF, THE COMPANY IS OBLIGATED TO CONSUMMATE THE EXCHANGE OFFER PURSUANT TO WHICH THE HOLDER OF THIS SECURITY SHALL HAVE THE RIGHT TO EXCHANGE THIS SECURITY FOR 5.60% NOTES DUE DECEMBER 1, 2006, IN LIKE PRINCIPAL AMOUNT AS PROVIDED THEREIN. THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER WILL BE EVIDENCE OF THE SAME CONTINUING INDEBTEDNESS AS UNDER THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE. UNDER NO CIRCUMSTANCES WILL THE SURRENDER OF THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE AND THE ISSUANCE OF THE SECURITIES UNDER THE EXCHANGE OFFER CONSTITUTE NEW INDEBTEDNESS OR OBLIGATE THE COMPANY TO REPAY THE PRINCIPAL AMOUNT OF THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE. THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE AND THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER ARE TOGETHER REFERRED TO HEREIN AS THE "SECURITIES." THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE RANK PARI PASSU IN RIGHT OF PAYMENT WITH THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER.

     UNDER CERTAIN CIRCUMSTANCES, THE COMPANY WILL BE OBLIGATED TO PAY CERTAIN LIQUIDATED DAMAGES TO THE HOLDERS, AS MORE PARTICULARLY SET FORTH IN SECTION 2.5 OF THE REGISTRATION RIGHTS AGREEMENT. THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE AND THE COMPANY SHALL BE OBLIGATED TO PROVIDE A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT TO THE TRUSTEE.

                                                             Cusip No. 12201PAD8


                      BURLINGTON RESOURCES FINANCE COMPANY
                                   5.60% NOTES
                              DUE DECEMBER 1, 2006


 Rate of Interest                Maturity Date              Original Issue Date
 ----------------                -------------              -------------------
      5.60%                     December 1, 2006             November 16, 2001


No. 001                                                            $500,000,000

     Burlington Resources Finance Company, an unlimited liability company organized and existing under the laws of Nova Scotia, Canada (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $500,000,000 on the Maturity Date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semiannually on June 1 and December 1 of each year and at maturity (an "Interest Payment Date"), commencing on the first such date after the Original Issue Date shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the Record Date for any such Interest Payment Date, which shall be the May 15 or November 15 next preceding the applicable Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than ten days prior to such special record date. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of any installment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Securities Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Securities Register, provided that such person shall have given the Trustee appropriate and timely written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     IN WITNESS WHEREOF, Burlington Resources Finance Company has caused this instrument to be executed in its corporate name by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                      BURLINGTON RESOURCES FINANCE COMPANY


                      By:    /s/ Daniel D. Hawk
                             --------------------------------------------------
                             Name:    Daniel D. Hawk
                             Title:   Vice President and Treasurer


ATTEST:


By:    /s/ Anne Vaughan
       --------------------------------------------
       Name:    Anne Vaughan
       Title:   Assistant Secretary


DATED:  November 16, 2001

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the 5.60% Notes due December 1, 2006 issued pursuant to the within-mentioned Indenture.

                           CITIBANK, N.A.,
                              as Trustee


                           By:    /s/ Pat DeFelice
                                  ---------------------------------------------
                                  Authorized Signatory
                                  Dated:  November 16, 2001

                      BURLINGTON RESOURCES FINANCE COMPANY
                                   5.60% NOTES
                              DUE DECEMBER 1, 2006


     This Security is one of a duly authorized issue of Securities of the Company (which term includes any successor Person under the Indenture herein referred to) designated as its 5.60% Notes due December 1, 2006, issued or to be issued pursuant to an Indenture, dated as of February 12, 2001 (the "Indenture"), between the Company and Citibank N.A., as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The Securities shall be fully and unconditionally guaranteed by Burlington Resources Inc., a Delaware corporation (the "Guarantor"), pursuant to a Guarantee Agreement dated as of February 12, 2001 by the Guarantor in favor of the holders of Securities. The terms of this Security include those stated in the Indenture and in the Officers' Certificate issued thereunder and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and the applicable officers' certificate issued thereunder for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are a series of Securities issued or to be issued by the Company under the Indenture, and this Series is unlimited in aggregate principal amount. As of the Original Issue Date, $500,000,000 principal amount of Notes of this Series will be issued. The Indenture provides that the Securities of the Company referred to therein ("Securities"), may be issued in one or more Series, which different Series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), covenants and Events of Default) as may be provided in the officers' certificates or supplemental indentures relating to the several Series.

     The Company acknowledges that:

          (a) each of it, Burlington Resources Canada Corporation and Burlington Acquisition Corporation is, directly or indirectly, a subsidiary of Burlington Resources Inc., the guarantor of the Securities;

          (b) Burlington Acquisition Corporation has made an offer (the "CHEL Offer") to purchase all of the issued and outstanding common shares of Canadian Hunter Exploration Ltd. (the "CHEL Common Shares"); and

          (c) Burlington Resources Canada Corporation has agreed to make a loan to Burlington Acquisition Corporation, in an amount at least equal to the amount of the Securities, (the "BAC Loan") as soon as Burlington Acquisition Corporation is obligated to pay the purchase price of two-thirds of the CHEL Common Shares (the "Threshold Amount of CHEL Common Shares").

     The Company shall transfer all of the proceeds from the issuance of the Securities, or a like amount (the "Proceeds"), to Burlington Resources Canada Corporation in exchange for one or more promissory notes (the "BRCC Promissory Notes"), on or before February 28, 2002, to enable Burlington Resources Canada Corporation to honor its obligation to make the BAC Loan, provided that the Company shall not transfer any amount of the Proceeds to Burlington Resources Canada Corporation, in exchange for BRCC Promissory Notes, until Burlington Acquisition Corporation is obligated to pay the purchase price of, and to acquire, the Threshold Amount of CHEL Common Shares.

     If

          (a) Burlington Acquisition Corporation has not become obligated to pay the purchase price of the Threshold Amount of CHEL Common Shares on or before February 28, 2002, or

          (b) the CHEL Offer has expired on or before February 28, 2002,

     then the Company shall not have complied with its obligation, under the Securities and the Indenture, to transfer the Proceeds to Burlington Resources Canada Corporation, in exchange for the BRCC Promissory Notes, and such failure to transfer the Proceeds shall constitute, and hereinafter be referred to, as an Event of Failure.

     Upon the occurrence of an Event of Failure:

          (ii) The Company shall notify the Trustee in writing on the next succeeding Business Day after an Event of Failure that the Company will redeem the Securities on a specified Redemption Date no later than 10 days after the occurrence of an Event of Failure at a redemption price in cash equal to 100.25% of the principal amount of the Securities (the "Mandatory Redemption Price") plus the accrued and unpaid interest to the Redemption Date (the "Special Mandatory Redemption").

          (iii) Within two Business Days after an Event of Failure, the Company shall mail a notice (the "Mandatory Redemption Notice") by first class mail, postage prepaid, to each Holder at its registered address. The Mandatory Redemption Notice shall be mailed at least 8 days (or the minimum if legally required by the Depositary Trust Company) but not more than 10 days before the Redemption Date. At the Company's request, the Trustee shall give the Mandatory Redemption Notice in the Company's name and at the Company's expense. The Mandatory Redemption Notice shall identify the Securities to be redeemed (including the CUSIP number(s)) and shall state:

               (A) the Redemption Date;

               (B) the Mandatory Redemption Price and the amount of accrued interest to be paid;

               (C) the name and address of the Paying Agent;

               (D) that Securities called for redemption must be surrendered to the Paying Agent to collect the Mandatory Redemption Price plus accrued interest, if any; and

               (E) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Mandatory Redemption Price plus accrued interest upon surrender to the Paying Agent of the Securities redeemed.

          (iv) On or before 10:00 a.m. New York Time on the Redemption Date for a Special Mandatory Redemption, the Company shall deposit with the Paying Agent an amount of funds such that on the Redemption Date the Paying Agent shall have sufficient immediately available funds to pay the Mandatory Redemption Price plus accrued and unpaid interest to the Redemption Date for all outstanding Securities. The Paying Agent or Trustee shall promptly return to the Company any amount so deposited which is not required for that purpose.

     A failure by the Company to make a Special Mandatory Redemption when required to do so shall constitute an Event of Default under the Indenture.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days notice by mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued and unpaid interest to the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued and unpaid interest thereon to the redemption date.

     "Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") and their respective successors, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that the Trustee or Holders of at least 25% in principal amount of the Securities of the applicable series may declare the applicable series to be immediately due and payable. However, upon certain conditions such declarations may be annulled and past defaults may be waived.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the Securities), at the time outstanding. The Indenture also contains provisions permitting the Company and the Trustee to amend certain provisions of the Indenture without the consent of the Holders of the Securities.

     No reference herein to the Indenture or the Officers' Certificate and no provision of this Note or of the Indenture or the Officers' Certificate shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     Any Certificated Security constituting a "Restricted Security" (as defined in Rule 144(a)(3) under the Securities Act) delivered in exchange for a beneficial interest in a Global Security as described in the Indenture shall, except as otherwise provided below, bear the legend shown on the front of this certificate (the "Private Placement Legend"). The owner of a beneficial interest in a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

     The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Institutional Accredited Investor which is not a qualified institutional buyer (as defined in Rule 144A) ("QIB") or to any Non-U.S. Person (as defined in Regulation S): (i) the Securities Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the later of the second anniversary of the date of issuance of the Security and the last date on which the Company or any Affiliate of the Company was the owner of this Security or (y) (A) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Securities Registrar a certificate substantially in the form of Appendix II hereto or (B) in the case of a transfer to a Non-U.S. Person during the 40-day restricted period, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Appendix III hereto; and (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Securities Registrar of (x) the certificate, if any, required by clause (i) above and (y) written instructions given in accordance with the Depository's and the Securities Registrar's procedures, whereupon (I) the Securities Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Certificated Securities) a decrease in the principal amount of the applicable Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and
(II) the Company shall execute and the Trustee shall authenticate and deliver one or more Certificated Securities of like tenor and amount.

     The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons): (i) the Securities Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; (ii) if the proposed transferor is an Agent Member, and the Securities to be transferred consist of Certificated Securities which after transfer are to be evidenced by an interest in a Global Security, upon receipt by the Securities Registrar of written instructions given in accordance with the Depository's and the Securities Registrar's procedures, the Securities Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Global Security in an amount equal to the principal amount of the Certificated Securities to be transferred, and the Trustee shall cancel the Certificated Securities so transferred; and (iii) if the Security to be transferred consists of an interest in the U.S. Global Security, and the proposed transferee is an Agent Member, the Securities Registrar shall reflect such transfer on its books and records.

     Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Securities Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the date of issuance of the Securities, or (ii) there is delivered to the Securities Registrar an opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the securities Act.

     By its acceptance of a Security bearing the Private Placement Legend, the Holder acknowledges the restrictions on transfer set forth on this Security and agrees that it will transfer such Security only as provided in this Security.

     The Securities Registrar shall retain copies of all letters, notices and other written communications received. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Securities Registrar's normal business hours upon the giving of reasonable written notice to the Securities Registrar in connection with any transfer of the Securities, the Trustee, the Securities Registrar and the Company shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Securities, or otherwise) received from any holder and any transferee to receive such Security and any other facts and circumstances related to such transfer.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Securities Register upon surrender of this Security for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Security duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to the Indenture in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture or the Officers' Certificate shall have the meanings assigned to them therein.

     Customary abbreviations may be used in the name of a Security holder or any assignee, such as: TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (Uniform Gifts to Minors
Act).

     The Company will furnish to any Holder of record of a Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Vice President and Assistant Treasurer, Burlington Resources Finance Company, c/o Burlington Resources Canada Ltd., Suite 3700, 250-6th Avenue, S.W., Calgary, Alberta T2P 3H7, telephone: (403) 260-8000.

                                    GUARANTEE


     The undersigned Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the 5.60% Notes due December 1, 2006 (the "Securities") which this Guarantee accompanies, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Two of the Guarantee Agreement.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     This Guarantee is subject to release upon the terms set forth in the Guarantee Agreement.

                         BURLINGTON RESOURCES INC.


                         By:    /s/ Daniel D. Hawk
                                -----------------------------------------------
                                Name:   Daniel D. Hawk
                                Title:

                                                                      APPENDIX I


                             FORM OF TRANSFER NOTICE


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfers) unto

Insert Taxpayer Identification No.

__________________________________

___________________________________________

___________________________________________
(Please print or typewrite name and address including zip code of assignee)

___________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

___________________________________________
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

     In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or November 16, 2003, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                    Check one

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                            or

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the indenture.

If none of the foregoing boxes is checked, the Trustee or other Securities Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein shall have been satisfied.

Date:
       -----------------------------        ------------------------------------
                                            NOTICE: The signature to this
                                            assignment must correspond with
                                            the name as written upon the face
                                            of the within-mentioned instrument
                                            in every particular, without
                                            alteration or any change whatsoever.

Signature Guarantee:_____________________________________

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
        --------------      ----------------------------------------------------
                            NOTICE:  To be executed by an authorized signatory

                                                                     APPENDIX II


                                Certificate to Be
                          Delivered in Connection with
             Transfers to Non-QIB Institutional Accredited Investors
                    ----------------------------------------


                              ------------, ------


Burlington Resources Finance Company
c/o Citibank, N.A.
111 Wall Street
Citibank Agency & Trust Services
14th Floor
New York, New York  10005

Attention:  Corporate Trust Division

     In connection with our proposed purchase of $ aggregate principal amount of the 5.60% Notes due December 1, 2006 (the "Securities") of Burlington Resources Finance Company (the "Company"), we confirm that:

     1. We understand that the Securities have not been registered under the Securities Act of 1933 (the "Securities Act"), and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the Securities and the last date on which the Company or any affiliate of the Company was the owner of the Securities or any predecessor of the Securities and
(y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to an effective registration statement under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the, transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the U.S. within the meaning of Regulation S under the Securities Act, or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject, in each of the foregoing cases, to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply after the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made to an "accredited investor" as defined in Rule 501(a)(1), (2) , (3) or (7) under the Securities Act ("Accredited Investor") pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an Accredited Investor and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Securities before the Resale Restriction Termination Date pursuant to clause
(d) or (e) above to require the delivery of an opinion of counsel, certificates and/or other information satisfactory to the Company and the Trustee.

     2. We are an Accredited Investor or a QIB purchasing Securities for our own account or for the account of one or more Accredited Investors, and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the securities law of any state of the U.S. and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment in the Securities for an indefinite period.

     3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we and any such account are (a) a QIB, aware that the sale is being made in reliance on Rule 144A under the Securities Act, (b) an Accredited Investor, or (c) a person other than a U.S. person ("foreign purchasers") , which term shall include dealers or other professional fiduciaries in the U.S. acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 903 of Regulation S under the Securities Act.

     4. We have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in order to verify the information contained in the Offering Memorandum.

     We understand that the Trustee will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the certificates representing the Securities purchased by us will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Securities from us a notice advising such person that transfers of such Securities are restricted as stated herein and that certificates representing such Securities will bear a legend to that effect.

     We represent that you, the Company, the Trustee and others are entitled to rely upon the truth and accuracy of our acknowledgments, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein cease to be accurate and complete. You are also irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

     We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as fiduciary agent.

     As used herein, the terms, "offshore transaction," "U.S." and "U.S. person" have the respective meanings given to them in Regulation S under the Securities Act.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           Very truly yours,

                           (Name of Purchaser)


                           By:
                                 -----------------------------------------------

                           Date:
                                   --------------------------------------------


     Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:


                         Name:
                                  ---------------------------------------------

                         Address:
                                     ------------------------------------------

                                                                    APPENDIX III


                           Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                           ---------------------------

                          ----------------------, ----


Burlington Resources Finance Company
c/o Citibank, N.A.
111 Wall Street
Citibank Agency & Trust Services
14th Floor
New York, New York  10005

Attention:  Corporate Trust Division

             Re: Burlington Resources Finance Company (the "Company") 5.60% Notes due December 1, 2006 (the "Securities")

Ladies and Gentlemen:

     In connection with our proposed sale of $ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

     Terms used in this certificate have the meanings set forth in Regulation S.

                           Very truly yours,

                           [Name of Transferor]


                           By:
                                  ----------------------------------------------
                                               Authorized Signature

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED EITHER IN THE INDENTURE OR HEREIN AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

     THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

     (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 OR (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SECURITY IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933;

     (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY

RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), (F) IN ACCORDANCE
WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (G) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(G) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(G) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). UNLESS THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (2)(G) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(G) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY, AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then the references in the restrictive legends set forth above to "TWO YEARS" will be deemed to refer to such shorter period, from and after receipt by the Trustee of certain opinions and certificates. However, such changes will not be made if they are otherwise prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time. As soon as practicable after we know of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time, the Company shall provide to the trustee certain certificates and opinions as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

     THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF THE REGISTRATION RIGHTS AGREEMENT (THE "REGISTRATION RIGHTS AGREEMENT") AMONG THE COMPANY AND THE INITIAL PURCHASERS, DATED AS OF THE DATE

HEREOF, PURSUANT TO WHICH, SUBJECT TO THE TERMS AND CONDITIONS THEREOF, THE COMPANY IS OBLIGATED TO CONSUMMATE THE EXCHANGE OFFER PURSUANT TO WHICH THE HOLDER OF THIS SECURITY SHALL HAVE THE RIGHT TO EXCHANGE THIS SECURITY FOR 6.50% NOTES DUE DECEMBER 1, 2011, IN LIKE PRINCIPAL AMOUNT AS PROVIDED THEREIN. THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER WILL BE EVIDENCE OF THE SAME CONTINUING INDEBTEDNESS AS UNDER THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE. UNDER NO CIRCUMSTANCES WILL THE SURRENDER OF THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE AND THE ISSUANCE OF THE SECURITIES UNDER THE EXCHANGE OFFER CONSTITUTE NEW INDEBTEDNESS OR OBLIGATE THE COMPANY TO REPAY THE PRINCIPAL AMOUNT OF THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE. THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE AND THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER ARE TOGETHER REFERRED TO HEREIN AS THE "SECURITIES." THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE RANK PARI PASSU IN RIGHT OF PAYMENT WITH THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER.

     UNDER CERTAIN CIRCUMSTANCES, THE COMPANY WILL BE OBLIGATED TO PAY CERTAIN LIQUIDATED DAMAGES TO THE HOLDERS, AS MORE PARTICULARLY SET FORTH IN SECTION 2.5 OF THE REGISTRATION RIGHTS AGREEMENT. THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE AND THE COMPANY SHALL BE OBLIGATED TO PROVIDE A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT TO THE TRUSTEE.

                                                             Cusip No. 12201PAE6


                      BURLINGTON RESOURCES FINANCE COMPANY
                                   6.50% NOTES
                              DUE DECEMBER 1, 2011


   Rate of Interest                Maturity Date           Original Issue Date
   ----------------                -------------           -------------------
        6.50%                     December 1, 2011          November 16, 2001

No. 001                                                           $500,000,000

     Burlington Resources Finance Company, an unlimited liability company organized and existing under the laws of Nova Scotia, Canada (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $500,000,000 on the Maturity Date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semiannually on June 1 and December 1 of each year and at maturity (an "Interest Payment Date"), commencing on the first such date after the Original Issue Date shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the Record Date for any such Interest Payment Date, which shall be the May 15 or November 15 next preceding the applicable Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than ten days prior to such special record date. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of any installment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Securities Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Securities Register, provided that such person shall have given the Trustee appropriate and timely written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     IN WITNESS WHEREOF, Burlington Resources Finance Company has caused this instrument to be executed in its corporate name by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                         BURLINGTON RESOURCES FINANCE COMPANY


                         By:    /s/ Daniel D. Hawk
                                -----------------------------------------------
                                Name:    Daniel D. Hawk
                                Title:   Vice President and Treasurer


ATTEST:


By:    /s/ Anne Vaughan
       --------------------------------------------
       Name:    Anne Vaughan
       Title:   Assistant Secretary


DATED:  November 16, 2001

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the 6.50% Notes due December 1, 2011 issued pursuant to the within-mentioned Indenture.

                              CITIBANK, N.A.,
                                 as Trustee


                              By:    /s/ Pat DeFelice
                                     ------------------------------------------
                                     Authorized Signatory
                                     Dated:  November 16, 2001

                      BURLINGTON RESOURCES FINANCE COMPANY
                                   6.50% NOTES
                              DUE DECEMBER 1, 2011


     This Security is one of a duly authorized issue of Securities of the Company (which term includes any successor Person under the Indenture herein referred to) designated as its 6.50% Notes due December 1, 2011, issued or to be issued pursuant to an Indenture, dated as of February 12, 2001 (the "Indenture"), between the Company and Citibank N.A., as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The Securities shall be fully and unconditionally guaranteed by Burlington Resources Inc., a Delaware corporation (the "Guarantor"), pursuant to a Guarantee Agreement dated as of February 12, 2001 by the Guarantor in favor of the holders of Securities. The terms of this Security include those stated in the Indenture and in the Officers' Certificate issued thereunder and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and the applicable officers' certificate issued thereunder for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are a series of Securities issued or to be issued by the Company under the Indenture, and this Series is unlimited in aggregate principal amount. As of the Original Issue Date, $500,000,000 principal amount of Notes of this Series will be issued. The Indenture provides that the Securities of the Company referred to therein ("Securities"), may be issued in one or more Series, which different Series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), covenants and Events of Default) as may be provided in the officers' certificates or supplemental indentures relating to the several Series.

     The Company acknowledges that:

          (a) each of it, Burlington Resources Canada Corporation and Burlington Acquisition Corporation is, directly or indirectly, a subsidiary of Burlington Resources Inc., the guarantor of the Securities;

          (b) Burlington Acquisition Corporation has made an offer (the "CHEL Offer") to purchase all of the issued and outstanding common shares of Canadian Hunter Exploration Ltd. (the "CHEL Common Shares"); and

          (c) Burlington Resources Canada Corporation has agreed to make a loan to Burlington Acquisition Corporation, in an amount at least equal to the amount of the Securities, (the "BAC Loan") as soon as Burlington Acquisition Corporation is obligated to pay the purchase price of two-thirds of the CHEL Common Shares (the "Threshold Amount of CHEL Common Shares").

     The Company shall transfer all of the proceeds from the issuance of the Securities, or a like amount (the "Proceeds"), to Burlington Resources Canada Corporation in exchange for one or more promissory notes (the "BRCC Promissory Notes"), on or before February 28, 2002, to enable Burlington Resources Canada Corporation to honor its obligation to make the BAC Loan, provided that the Company shall not transfer any amount of the Proceeds to Burlington Resources Canada Corporation, in exchange for BRCC Promissory Notes, until Burlington Acquisition Corporation is obligated to pay the purchase price of, and to acquire, the Threshold Amount of CHEL Common Shares.

     If

          (a) Burlington Acquisition Corporation has not become obligated to pay the purchase price of the Threshold Amount of CHEL Common Shares on or before February 28, 2002, or

          (b) the CHEL Offer has expired on or before February 28, 2002,

     then the Company shall not have complied with its obligation, under the Securities and the Indenture, to transfer the Proceeds to Burlington Resources Canada Corporation, in exchange for the BRCC Promissory Notes, and such failure to transfer the Proceeds shall constitute, and hereinafter be referred to, as an Event of Failure.

     Upon the occurrence of an Event of Failure:

          (ii) The Company shall notify the Trustee in writing on the next succeeding Business Day after an Event of Failure that the Company will redeem the Securities on a specified Redemption Date no later than 10 days after the occurrence of an Event of Failure at a redemption price in cash equal to 100.25% of the principal amount of the Securities (the "Mandatory Redemption Price") plus the accrued and unpaid interest to the Redemption Date (the "Special Mandatory Redemption").

          (iii) Within two Business Days after an Event of Failure, the Company shall mail a notice (the "Mandatory Redemption Notice") by first class mail, postage prepaid, to each Holder at its registered address. The Mandatory Redemption Notice shall be mailed at least 8 days (or the minimum if legally required by the Depositary Trust Company) but not more than 10 days before the Redemption Date. At the Company's request, the Trustee shall give the Mandatory Redemption Notice in the Company's name and at the Company's expense. The Mandatory Redemption Notice shall identify the Securities to be redeemed (including the CUSIP number(s)) and shall state:

               (A) the Redemption Date;

               (B) the Mandatory Redemption Price and the amount of accrued interest to be paid;

               (C) the name and address of the Paying Agent;

               (D) that Securities called for redemption must be surrendered to the Paying Agent to collect the Mandatory Redemption Price plus accrued interest, if any; and

               (E) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Mandatory Redemption Price plus accrued interest upon surrender to the Paying Agent of the Securities redeemed.

          (iv) On or before 10:00 a.m. New York Time on the Redemption Date for a Special Mandatory Redemption, the Company shall deposit with the Paying Agent an amount of funds such that on the Redemption Date the Paying Agent shall have sufficient immediately available funds to pay the Mandatory Redemption Price plus accrued and unpaid interest to the Redemption Date for all outstanding Securities. The Paying Agent or Trustee shall promptly return to the Company any amount so deposited which is not required for that purpose.

     A failure by the Company to make a Special Mandatory Redemption when required to do so shall constitute an Event of Default under the Indenture.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days notice by mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued and unpaid interest to the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued and unpaid interest thereon to the redemption date.

     "Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") and their respective successors, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that the Trustee or Holders of at least 25% in principal amount of the Securities of the applicable series may declare the applicable series to be immediately due and payable. However, upon certain conditions such declarations may be annulled and past defaults may be waived.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the Securities), at the time outstanding. The Indenture also contains provisions permitting the Company and the Trustee to amend certain provisions of the Indenture without the consent of the Holders of the Securities.

     No reference herein to the Indenture or the Officers' Certificate and no provision of this Note or of the Indenture or the Officers' Certificate shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     Any Certificated Security constituting a "Restricted Security" (as defined in Rule 144(a)(3) under the Securities Act) delivered in exchange for a beneficial interest in a Global Security as described in the Indenture shall, except as otherwise provided below, bear the legend shown on the front of this certificate (the "Private Placement Legend"). The owner of a beneficial interest in a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

     The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Institutional Accredited Investor which is not a qualified institutional buyer (as defined in Rule 144A) ("QIB") or to any Non-U.S. Person (as defined in Regulation S): (i) the Securities Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the later of the second anniversary of the date of issuance of the Security and the last date on which the Company or any Affiliate of the Company was the owner of this Security or (y) (A) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Securities Registrar a certificate substantially in the form of Appendix II hereto or (B) in the case of a transfer to a Non-U.S. Person during the 40-day restricted period, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Appendix III hereto; and (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Securities Registrar of (x) the certificate, if any, required by clause (i) above and (y) written instructions given in accordance with the Depository's and the Securities Registrar's procedures, whereupon (I) the Securities Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Certificated Securities) a decrease in the principal amount of the applicable Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and
(II) the Company shall execute and the Trustee shall authenticate and deliver one or more Certificated Securities of like tenor and amount.

     The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons): (i) the Securities Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; (ii) if the proposed transferor is an Agent Member, and the Securities to be transferred consist of Certificated Securities which after transfer are to be evidenced by an interest in a Global Security, upon receipt by the Securities Registrar of written instructions given in accordance with the Depository's and the Securities Registrar's procedures, the Securities Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Global Security in an amount equal to the principal amount of the Certificated Securities to be transferred, and the Trustee shall cancel the Certificated Securities so transferred; and (iii) if the Security to be transferred consists of an interest in the U.S. Global Security, and the proposed transferee is an Agent Member, the Securities Registrar shall reflect such transfer on its books and records.

     Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Securities Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the date of issuance of the Securities, or (ii) there is delivered to the Securities Registrar an opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the securities Act.

     By its acceptance of a Security bearing the Private Placement Legend, the Holder acknowledges the restrictions on transfer set forth on this Security and agrees that it will transfer such Security only as provided in this Security.

     The Securities Registrar shall retain copies of all letters, notices and other written communications received. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Securities Registrar's normal business hours upon the giving of reasonable written notice to the Securities Registrar in connection with any transfer of the Securities, the Trustee, the Securities Registrar and the Company shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Securities, or otherwise) received from any holder and any transferee to receive such Security and any other facts and circumstances related to such transfer.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Securities Register upon surrender of this Security for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Security duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to the Indenture in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture or the Officers' Certificate shall have the meanings assigned to them therein.

     Customary abbreviations may be used in the name of a Security holder or any assignee, such as: TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (Uniform Gifts to Minors
Act).

     The Company will furnish to any Holder of record of a Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Vice President and Assistant Treasurer, Burlington Resources Finance Company, c/o Burlington Resources Canada Ltd., Suite 3700, 250-6th Avenue, S.W., Calgary, Alberta T2P 3H7, telephone: (403) 260-8000.

                                    GUARANTEE


     The undersigned Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the 6.50% Notes due December 1, 2011 (the "Securities") which this Guarantee accompanies, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Two of the Guarantee Agreement.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     This Guarantee is subject to release upon the terms set forth in the Guarantee Agreement.

                      BURLINGTON RESOURCES INC.


                      By:    /s/ Daniel D. Hawk
                             --------------------------------------------------
                             Name:   Daniel D. Hawk
                             Title:

                                                                      APPENDIX I


                             FORM OF TRANSFER NOTICE


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfers) unto

Insert Taxpayer Identification No.

_________________________________


______________________________________________________
(Please print or typewrite name and address including zip code of assignee)

______________________________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________________________
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

     In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or November 16, 2003, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                    Check one

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                                          or

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the indenture.

If none of the foregoing boxes is checked, the Trustee or other Securities Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein shall have been satisfied.

Date:
       -----------------------------     --------------------------------------
                                         NOTICE: The signature to this assign-
                                         ment must correspond with the name as
                                         written upon the face of the
                                         within-mentioned instrument in every
                                         particular, without alteration or any
                                         change whatsoever.
_____________________________________
Signature Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
        -----------      ------------------------------------------------------
                         NOTICE:  To be executed by an authorized signatory

                                                                     APPENDIX II


                                Certificate to Be
                          Delivered in Connection with
             Transfers to Non-QIB Institutional Accredited Investors
                    ----------------------------------------


                              ------------, ------


Burlington Resources Finance Company
c/o Citibank, N.A.
111 Wall Street
Citibank Agency & Trust Services
14th Floor
New York, New York  10005

Attention:  Corporate Trust Division

     In connection with our proposed purchase of $ aggregate principal amount of the 6.50% Notes due December 1, 2011 (the "Securities") of Burlington Resources Finance Company (the "Company"), we confirm that:

     1. We understand that the Securities have not been registered under the Securities Act of 1933 (the "Securities Act"), and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the Securities and the last date on which the Company or any affiliate of the Company was the owner of the Securities or any predecessor of the Securities and
(y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to an effective registration statement under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the, transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the U.S. within the meaning of Regulation S under the Securities Act, or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject, in each of the foregoing cases, to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply after the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made to an "accredited investor" as defined in Rule 501(a)(1), (2) , (3) or (7) under the Securities Act ("Accredited Investor") pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an Accredited Investor and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Securities before the Resale Restriction Termination Date pursuant to clause
(d) or (e) above to require the delivery of an opinion of counsel, certificates and/or other information satisfactory to the Company and the Trustee.

     2. We are an Accredited Investor or a QIB purchasing Securities for our own account or for the account of one or more Accredited Investors, and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the securities law of any state of the U.S. and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment in the Securities for an indefinite period.

     3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we and any such account are (a) a QIB, aware that the sale is being made in reliance on Rule 144A under the Securities Act, (b) an Accredited Investor, or (c) a person other than a U.S. person ("foreign purchasers") , which term shall include dealers or other professional fiduciaries in the U.S. acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 903 of Regulation S under the Securities Act.

     4. We have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in order to verify the information contained in the Offering Memorandum.

     We understand that the Trustee will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the certificates representing the Securities purchased by us will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Securities from us a notice advising such person that transfers of such Securities are restricted as stated herein and that certificates representing such Securities will bear a legend to that effect.

     We represent that you, the Company, the Trustee and others are entitled to rely upon the truth and accuracy of our acknowledgments, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein cease to be accurate and complete. You are also irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

     We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as fiduciary agent.

     As used herein, the terms, "offshore transaction," "U.S." and "U.S. person" have the respective meanings given to them in Regulation S under the Securities Act.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                           Very truly yours,

                           (Name of Purchaser)


                           By:
                                 ----------------------------------------------

                           Date:
                                   --------------------------------------------


     Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:


                           Name:
                                    -------------------------------------------

                           Address:
                                       ----------------------------------------

                                                                    APPENDIX III


                           Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                           ---------------------------

                          ----------------------, ----


Burlington Resources Finance Company
c/o Citibank, N.A.
111 Wall Street
Citibank Agency & Trust Services
14th Floor
New York, New York  10005

Attention:  Corporate Trust Division

            Re: Burlington Resources Finance Company (the "Company") 6.50% Notes due December 1, 2011 (the "Securities")

Ladies and Gentlemen:

     In connection with our proposed sale of $ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

     Terms used in this certificate have the meanings set forth in Regulation S.

                             Very truly yours,

                             [Name of Transferor]


                             By:
                                    -------------------------------------------
                                                 Authorized Signature

     THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITORY OR A NOMINEE OF A DEPOSITORY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED EITHER IN THE INDENTURE OR HEREIN AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY.

     UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY ("DTC") (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT AND ANY
NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC AND ANY PAYMENT IS MADE TO CEDE & CO., OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR THE INDIVIDUAL SECURITIES REPRESENTED HEREBY, THIS GLOBAL SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY DTC TO A NOMINEE OF DTC OR BY A NOMINEE OF DTC TO DTC OR ANOTHER NOMINEE OF DTC OR BY DTC OR ANY SUCH NOMINEE TO A SUCCESSOR OF DTC OR A NOMINEE OF SUCH SUCCESSOR.

     THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

     (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 OR (B) IT IS A NON-U.S. PERSON OUTSIDE THE UNITED STATES ACQUIRING THE SECURITY IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933;

     (2) AGREES THAT IT WILL NOT WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THIS SECURITY OFFER, SELL, PLEDGE OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT OF 1933, (C) TO A NON-U.S. PERSON OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OF 1933, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY

RULE 144 UNDER THE SECURITIES ACT OF 1933 (IF AVAILABLE), (F) IN ACCORDANCE
WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (G) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES; AND

     (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(G) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (2)(G) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). UNLESS THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE (2)(G) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE (2)(G) ABOVE OR THE EXPIRATION OF TWO YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY, AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

     In the event Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then the references in the restrictive legends set forth above to "TWO YEARS" will be deemed to refer to such shorter period, from and after receipt by the Trustee of certain opinions and certificates. However, such changes will not be made if they are otherwise prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time. As soon as practicable after we know of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the federal securities laws applicable at the time, the Company shall provide to the trustee certain certificates and opinions as to the effectiveness of such amendment and the effectiveness of such change to the restrictive legends and transfer restrictions.

     THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF THE REGISTRATION RIGHTS AGREEMENT (THE "REGISTRATION RIGHTS AGREEMENT") AMONG THE COMPANY AND THE INITIAL PURCHASERS, DATED AS OF THE DATE

HEREOF, PURSUANT TO WHICH, SUBJECT TO THE TERMS AND CONDITIONS THEREOF, THE COMPANY IS OBLIGATED TO CONSUMMATE THE EXCHANGE OFFER PURSUANT TO WHICH THE HOLDER OF THIS SECURITY SHALL HAVE THE RIGHT TO EXCHANGE THIS SECURITY FOR 7.40% NOTES DUE DECEMBER 1, 2031, IN LIKE PRINCIPAL AMOUNT AS PROVIDED THEREIN. THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER WILL BE EVIDENCE OF THE SAME CONTINUING INDEBTEDNESS AS UNDER THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE. UNDER NO CIRCUMSTANCES WILL THE SURRENDER OF THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE AND THE ISSUANCE OF THE SECURITIES UNDER THE EXCHANGE OFFER CONSTITUTE NEW INDEBTEDNESS OR OBLIGATE THE COMPANY TO REPAY THE PRINCIPAL AMOUNT OF THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE. THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE AND THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER ARE TOGETHER REFERRED TO HEREIN AS THE "SECURITIES." THE SECURITIES ISSUED ON THE ORIGINAL ISSUE DATE RANK PARI PASSU IN RIGHT OF PAYMENT WITH THE SECURITIES ISSUED UNDER THE EXCHANGE OFFER.

     UNDER CERTAIN CIRCUMSTANCES, THE COMPANY WILL BE OBLIGATED TO PAY CERTAIN LIQUIDATED DAMAGES TO THE HOLDERS, AS MORE PARTICULARLY SET FORTH IN SECTION 2.5 OF THE REGISTRATION RIGHTS AGREEMENT. THE TERMS OF THE REGISTRATION RIGHTS AGREEMENT ARE HEREBY INCORPORATED BY REFERENCE AND THE COMPANY SHALL BE OBLIGATED TO PROVIDE A COPY OF SUCH REGISTRATION RIGHTS AGREEMENT TO THE TRUSTEE.

                                                             Cusip No. 12201PAF3


                      BURLINGTON RESOURCES FINANCE COMPANY
                                   7.40% NOTES
                              DUE DECEMBER 1, 2031


   Rate of Interest              Maturity Date           Original Issue Date
   ----------------              -------------           -------------------
        7.40%                   December 1, 2031          November 16, 2001

No. 001                                                           $500,000,000

     Burlington Resources Finance Company, an unlimited liability company organized and existing under the laws of Nova Scotia, Canada (herein called the "Company"), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of $500,000,000 on the Maturity Date shown above, and to pay interest thereon, at the annual rate of interest shown above, from the Original Issue Date shown above or from the most recent Interest Payment Date (as hereinafter defined) to which interest has been paid or duly provided for, payable semiannually on June 1 and December 1 of each year and at maturity (an "Interest Payment Date"), commencing on the first such date after the Original Issue Date shown above. Interest will be computed on the basis of a 360-day year of twelve 30-day months.

     The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date or within five days thereafter will, as provided in the Indenture, be paid to the person in whose name this Security is registered at the close of business on the Record Date for any such Interest Payment Date, which shall be the May 15 or November 15 next preceding the applicable Interest Payment Date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for, and any interest payable on such defaulted interest (to the extent lawful), will forthwith cease to be payable to the Holder on such Record Date and shall be paid to the person in whose name this Security is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities not less than ten days prior to such special record date. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office of the Trustee, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that, at the option of the Company, payment of any installment of interest may be made by check mailed to the address of the person entitled thereto as such address shall appear in the Securities Register or by wire transfer to an account maintained by the person entitled thereto as specified in the Securities Register, provided that such person shall have given the Trustee appropriate and timely written wire instructions.

     REFERENCE IS HEREBY MADE TO THE FURTHER PROVISIONS OF THIS SECURITY SET FORTH ON THE REVERSE HEREOF, WHICH FURTHER PROVISIONS SHALL FOR ALL PURPOSES HAVE THE SAME EFFECT AS IF SET FORTH AT THIS PLACE.

     Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     IN WITNESS WHEREOF, Burlington Resources Finance Company has caused this instrument to be executed in its corporate name by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be affixed hereunto or imprinted hereon.


                           BURLINGTON RESOURCES FINANCE COMPANY


                           By:    /s/ Daniel D. Hawk
                                  ---------------------------------------------
                                  Name:    Daniel D. Hawk
                                  Title:   Vice President and Treasurer


ATTEST:


By:    /s/ Anne Vaughan
       --------------------------------------------
       Name:    Anne Vaughan
       Title:   Assistant Secretary


DATED:  November 16, 2001

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


     This is one of the 7.40% Notes due December 1, 2031 issued pursuant to the within-mentioned Indenture.

                                CITIBANK, N.A.,
                                   as Trustee


                                By:    /s/ Pat DeFelice
                                       ----------------------------------------
                                       Authorized Signatory
                                       Dated:  November 16, 2001

                      BURLINGTON RESOURCES FINANCE COMPANY
                                   7.40% NOTES
                              DUE DECEMBER 1, 2031


     This Security is one of a duly authorized issue of Securities of the Company (which term includes any successor Person under the Indenture herein referred to) designated as its 7.40% Notes due December 1, 2031, issued or to be issued pursuant to an Indenture, dated as of February 12, 2001 (the "Indenture"), between the Company and Citibank N.A., as Trustee (the "Trustee," which term includes any successor trustee under the Indenture). The Securities shall be fully and unconditionally guaranteed by Burlington Resources Inc., a Delaware corporation (the "Guarantor"), pursuant to a Guarantee Agreement dated as of February 12, 2001 by the Guarantor in favor of the holders of Securities. The terms of this Security include those stated in the Indenture and in the Officers' Certificate issued thereunder and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as in effect on the date of the Indenture. Reference is hereby made to the Indenture and the applicable officers' certificate issued thereunder for a statement of the respective rights, limitation of rights, duties and immunities thereunder of the Company, the Trustee and the Holders and of the terms upon which the Securities are, and are to be, authenticated and delivered.

     The Securities are a series of Securities issued or to be issued by the Company under the Indenture, and this Series is unlimited in aggregate principal amount. As of the Original Issue Date, $500,000,000 principal amount of Notes of this Series will be issued. The Indenture provides that the Securities of the Company referred to therein ("Securities"), may be issued in one or more Series, which different Series may be issued in such aggregate principal amounts and on such terms (including, but not limited to, terms relating to interest rate or rates, provisions for determining such interest rate or rates and adjustments thereto, maturity, redemption (optional and mandatory), covenants and Events of Default) as may be provided in the officers' certificates or supplemental indentures relating to the several Series.

     The Company acknowledges that:

          (a) each of it, Burlington Resources Canada Corporation and Burlington Acquisition Corporation is, directly or indirectly, a subsidiary of Burlington Resources Inc., the guarantor of the Securities;

          (b) Burlington Acquisition Corporation has made an offer (the "CHEL Offer") to purchase all of the issued and outstanding common shares of Canadian Hunter Exploration Ltd. (the "CHEL Common Shares"); and

          (c) Burlington Resources Canada Corporation has agreed to make a loan to Burlington Acquisition Corporation, in an amount at least equal to the amount of the Securities, (the "BAC Loan") as soon as Burlington Acquisition Corporation is obligated to pay the purchase price of two-thirds of the CHEL Common Shares (the "Threshold Amount of CHEL Common Shares").

     The Company shall transfer all of the proceeds from the issuance of the Securities, or a like amount (the "Proceeds"), to Burlington Resources Canada Corporation in exchange for one or more promissory notes (the "BRCC Promissory Notes"), on or before February 28, 2002, to enable Burlington Resources Canada Corporation to honor its obligation to make the BAC Loan, provided that the Company shall not transfer any amount of the Proceeds to Burlington Resources Canada Corporation, in exchange for BRCC Promissory Notes, until Burlington Acquisition Corporation is obligated to pay the purchase price of, and to acquire, the Threshold Amount of CHEL Common Shares.

     If

          (a) Burlington Acquisition Corporation has not become obligated to pay the purchase price of the Threshold Amount of CHEL Common Shares on or before February 28, 2002, or

          (b) the CHEL Offer has expired on or before February 28, 2002,

     then the Company shall not have complied with its obligation, under the Securities and the Indenture, to transfer the Proceeds to Burlington Resources Canada Corporation, in exchange for the BRCC Promissory Notes, and such failure to transfer the Proceeds shall constitute, and hereinafter be referred to, as an Event of Failure.

     Upon the occurrence of an Event of Failure:

          (ii) The Company shall notify the Trustee in writing on the next succeeding Business Day after an Event of Failure that the Company will redeem the Securities on a specified Redemption Date no later than 10 days after the occurrence of an Event of Failure at a redemption price in cash equal to 100.25% of the principal amount of the Securities (the "Mandatory Redemption Price") plus the accrued and unpaid interest to the Redemption Date (the "Special Mandatory Redemption").

          (iii) Within two Business Days after an Event of Failure, the Company shall mail a notice (the "Mandatory Redemption Notice") by first class mail, postage prepaid, to each Holder at its registered address. The Mandatory Redemption Notice shall be mailed at least 8 days (or the minimum if legally required by the Depositary Trust Company) but not more than 10 days before the Redemption Date. At the Company's request, the Trustee shall give the Mandatory Redemption Notice in the Company's name and at the Company's expense. The Mandatory Redemption Notice shall identify the Securities to be redeemed (including the CUSIP number(s)) and shall state:

               (A) the Redemption Date;

               (B) the Mandatory Redemption Price and the amount of accrued interest to be paid;

               (C) the name and address of the Paying Agent;

               (D) that Securities called for redemption must be surrendered to the Paying Agent to collect the Mandatory Redemption Price plus accrued interest, if any; and

               (E) that, unless the Company defaults in making the redemption payment, interest on Securities called for redemption ceases to accrue on and after the Redemption Date, and the only remaining right of the Holders of such Securities is to receive payment of the Mandatory Redemption Price plus accrued interest upon surrender to the Paying Agent of the Securities redeemed.

          (iv) On or before 10:00 a.m. New York Time on the Redemption Date for a Special Mandatory Redemption, the Company shall deposit with the Paying Agent an amount of funds such that on the Redemption Date the Paying Agent shall have sufficient immediately available funds to pay the Mandatory Redemption Price plus accrued and unpaid interest to the Redemption Date for all outstanding Securities. The Paying Agent or Trustee shall promptly return to the Company any amount so deposited which is not required for that purpose.

     A failure by the Company to make a Special Mandatory Redemption when required to do so shall constitute an Event of Default under the Indenture.

     The Securities are subject to redemption upon not less than 30 nor more than 60 days notice by mail, in whole or in part, at the option of the Company at any time at a redemption price equal to the greater of (i) 100% of the principal amount of such Securities plus accrued and unpaid interest to the redemption date or (ii) the sum of the present values of the remaining scheduled payments of principal and interest thereon (exclusive of interest accrued to the date of redemption) discounted to the redemption date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points plus accrued and unpaid interest thereon to the redemption date.

     "Treasury Rate" means, with respect to any redemption date, (i) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue shall be determined and the Treasury Rate shall be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (ii) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such redemption date. The Treasury Rate shall be calculated on the third Business Day preceding the redemption date.

     "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

     "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities.

     "Comparable Treasury Price" means, with respect to any redemption date, (A) the average of four Reference Treasury Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Treasury Dealer Quotations, or (B) if the Independent Investment Banker obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such Quotations.

     "Independent Investment Banker" means Merrill Lynch, Pierce, Fenner & Smith Incorporated or if such firm is unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee.

     "Reference Treasury Dealer" means (i) each of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. Incorporated and two other primary U.S. Government securities dealers in New York City (each, a "Primary Treasury Dealer") and their respective successors, provided, however, that if any of the foregoing shall cease to be a Primary Treasury Dealer, the Company will substitute therefor another Primary Treasury Dealer and (ii) any other Primary Treasury Dealer selected by the Company.

     "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any redemption date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by such Reference Treasury Dealer at 5:00 p.m. on the third Business Day preceding such redemption date.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture. The Indenture provides that the Trustee or Holders of at least 25% in principal amount of the Securities of the applicable series may declare the applicable series to be immediately due and payable. However, upon certain conditions such declarations may be annulled and past defaults may be waived.

     The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in aggregate principal amount of the Securities affected thereby, voting as a single class (which may include the Securities), at the time outstanding. The Indenture also contains provisions permitting the Company and the Trustee to amend certain provisions of the Indenture without the consent of the Holders of the Securities.

     No reference herein to the Indenture or the Officers' Certificate and no provision of this Note or of the Indenture or the Officers' Certificate shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, places and rates, and in the coin or currency, herein prescribed.

     Any Certificated Security constituting a "Restricted Security" (as defined in Rule 144(a)(3) under the Securities Act) delivered in exchange for a beneficial interest in a Global Security as described in the Indenture shall, except as otherwise provided below, bear the legend shown on the front of this certificate (the "Private Placement Legend"). The owner of a beneficial interest in a Global Security may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a Holder is entitled to take under the Indenture or the Securities.

     The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to any Institutional Accredited Investor which is not a qualified institutional buyer (as defined in Rule 144A) ("QIB") or to any Non-U.S. Person (as defined in Regulation S): (i) the Securities Registrar shall register the transfer of any Security constituting a Restricted Security, whether or not such Security bears the Private Placement Legend, if (x) the requested transfer is after the later of the second anniversary of the date of issuance of the Security and the last date on which the Company or any Affiliate of the Company was the owner of this Security or (y) (A) in the case of a transfer to an Institutional Accredited Investor which is not a QIB (excluding Non-U.S. Persons), the proposed transferee has delivered to the Securities Registrar a certificate substantially in the form of Appendix II hereto or (B) in the case of a transfer to a Non-U.S. Person during the 40-day restricted period, the proposed transferor has delivered to the Registrar a certificate substantially in the form of Appendix III hereto; and (ii) if the proposed transferor is an Agent Member holding a beneficial interest in the Global Security, upon receipt by the Securities Registrar of (x) the certificate, if any, required by clause (i) above and (y) written instructions given in accordance with the Depository's and the Securities Registrar's procedures, whereupon (I) the Securities Registrar shall reflect on its books and records the date and (if the transfer does not involve a transfer of outstanding Certificated Securities) a decrease in the principal amount of the applicable Global Security in an amount equal to the principal amount of the beneficial interest in the Global Security to be transferred, and
(II) the Company shall execute and the Trustee shall authenticate and deliver one or more Certificated Securities of like tenor and amount.

     The following provisions shall apply with respect to the registration of any proposed transfer of a Security constituting a Restricted Security to a QIB (excluding transfers to Non-U.S. Persons): (i) the Securities Registrar shall register the transfer if such transfer is being made by a proposed transferor who has checked the box provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that the sale has been made in compliance with the provisions of Rule 144A to a transferee who has signed the certification provided for on the form of Security stating, or has otherwise advised the Company and the Securities Registrar in writing, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as it has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; (ii) if the proposed transferor is an Agent Member, and the Securities to be transferred consist of Certificated Securities which after transfer are to be evidenced by an interest in a Global Security, upon receipt by the Securities Registrar of written instructions given in accordance with the Depository's and the Securities Registrar's procedures, the Securities Registrar shall reflect on its books and records the date and an increase in the principal amount of the applicable Global Security in an amount equal to the principal amount of the Certificated Securities to be transferred, and the Trustee shall cancel the Certificated Securities so transferred; and (iii) if the Security to be transferred consists of an interest in the U.S. Global Security, and the proposed transferee is an Agent Member, the Securities Registrar shall reflect such transfer on its books and records.

     Upon the transfer, exchange or replacement of Securities not bearing the Private Placement Legend, the Securities Registrar shall deliver Securities that do not bear the Private Placement Legend. Upon the transfer, exchange or replacement of Securities bearing the Private Placement Legend, the Registrar shall deliver only Securities that bear the Private Placement Legend unless (i) the requested transfer is after the second anniversary of the date of issuance of the Securities, or (ii) there is delivered to the Securities Registrar an opinion of Counsel reasonably satisfactory to the Company and the Trustee to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the securities Act.

     By its acceptance of a Security bearing the Private Placement Legend, the Holder acknowledges the restrictions on transfer set forth on this Security and agrees that it will transfer such Security only as provided in this Security.

     The Securities Registrar shall retain copies of all letters, notices and other written communications received. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time during the Securities Registrar's normal business hours upon the giving of reasonable written notice to the Securities Registrar in connection with any transfer of the Securities, the Trustee, the Securities Registrar and the Company shall be entitled to receive, shall be under no duty to inquire into, may conclusively presume the correctness of, and shall be fully protected in relying upon the certificates, opinions and other information referred to herein (or in the forms provided herein, attached hereto or to the Securities, or otherwise) received from any holder and any transferee to receive such Security and any other facts and circumstances related to such transfer.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Securities Register upon surrender of this Security for registration of transfer at the agency of the Company provided for that purpose duly endorsed by, or accompanied by a written instrument of transfer in substantially the form accompanying this Security duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations set forth therein and on the face of this Security, the Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to the Indenture in which case such transfer taxes or similar governmental charges shall be paid by the Company).

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

     All terms used in this Security which are defined in the Indenture or the Officers' Certificate shall have the meanings assigned to them therein.

     Customary abbreviations may be used in the name of a Security holder or any assignee, such as: TEN COM (= tenants in common), TEN ENT(= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian) and U/G/M/A (Uniform Gifts to Minors
Act).

     The Company will furnish to any Holder of record of a Security, upon written request, without charge, a copy of the Indenture. Requests may be made to: Vice President and Assistant Treasurer, Burlington Resources Finance Company, c/o Burlington Resources Canada Ltd., Suite 3700, 250-6th Avenue, S.W., Calgary, Alberta T2P 3H7, telephone: (403) 260-8000.

                                    GUARANTEE


     The undersigned Guarantor (capitalized terms used herein have the meanings given such terms in the Indenture referred to in the Security upon which this notation is endorsed) hereby unconditionally guarantees (such guarantee being referred to herein as the "Guarantee") the due and punctual payment of the principal of, premium, if any, and interest on the 7.40% Notes due December 1, 2031 (the "Securities") which this Guarantee accompanies, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal, premium and interest on the Securities, and the due and punctual performance of all other obligations of the Company to the Holders or the Trustee, all in accordance with the terms set forth in Article Two of the Guarantee Agreement.

     This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Securities upon which this Guarantee is noted shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized officers.

     This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

     This Guarantee is subject to release upon the terms set forth in the Guarantee Agreement.

                            BURLINGTON RESOURCES INC.


                            By:    /s/ Daniel D. Hawk
                                   --------------------------------------------
                                   Name:   Daniel D. Hawk
                                   Title:

                                                                      APPENDIX I


                             FORM OF TRANSFER NOTICE


     FOR VALUE RECEIVED the undersigned registered holder hereby sell(s), assign(s) and transfers) unto

Insert Taxpayer Identification No.

_______________________________________

_______________________________________
(Please print or typewrite name and address including zip code of assignee)

_______________________________________
the within Security and all rights thereunder, hereby irrevocably constituting and appointing

______________________________________
attorney to transfer such Security on the books of the Company with full power of substitution in the premises.

     In connection with any transfer of this Security occurring prior to the date which is the earlier of the date of an effective Registration Statement or November 16, 2003, the undersigned confirms that without utilizing any general solicitation or general advertising that:

                                    Check one

[ ] (a) this Security is being transferred in compliance with the exemption from registration under the Securities Act of 1933, as amended, provided by Rule 144A thereunder.

                                       or

[ ] (b) this Security is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Security and the indenture.

If none of the foregoing boxes is checked, the Trustee or other Securities Registrar shall not be obligated to register this Security in the name of any Person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein shall have been satisfied.

Date:
       -----------------------------   ----------------------------------------
                                       NOTICE: The signature to this assignment
                                       must correspond with the name as written
                                       upon the face of the within-mentioned
                                       instrument in every particular, without
                                       alteration or any change whatsoever.
_____________________________________
Signature Guarantee:

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Securities Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Securities Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED.

     The undersigned represents and warrants that it is purchasing this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.


Dated:
        --------------      -----------------------------------------------
                            NOTICE:  To be executed by an authorized signatory

                                                                     APPENDIX II


                                Certificate to Be
                          Delivered in Connection with
             Transfers to Non-QIB Institutional Accredited Investors
                    ----------------------------------------


                              ------------, ------


Burlington Resources Finance Company
c/o Citibank, N.A.
111 Wall Street
Citibank Agency & Trust Services
14th Floor
New York, New York  10005

Attention:  Corporate Trust Division

     In connection with our proposed purchase of $ aggregate principal amount of the 7.40% Notes due December 1, 2031 (the "Securities") of Burlington Resources Finance Company (the "Company"), we confirm that:

     1. We understand that the Securities have not been registered under the Securities Act of 1933 (the "Securities Act"), and, unless so registered, may not be sold except as permitted in the following sentence. We agree on our own behalf and on behalf of any investor account for which we are purchasing Securities to offer, sell or otherwise transfer such Securities prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the Securities and the last date on which the Company or any affiliate of the Company was the owner of the Securities or any predecessor of the Securities and
(y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date") only (a) to the Company, (b) pursuant to an effective registration statement under the Securities Act, (c) for so long as the Securities are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "qualified institutional buyer" under Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB and to whom notice is given that the, transfer is being made in reliance on Rule 144A, (d) pursuant to offers and sales to non-U.S. persons that occur outside the U.S. within the meaning of Regulation S under the Securities Act, or (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject, in each of the foregoing cases, to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply after the Resale Restriction Termination Date. If any resale or other transfer of the Securities is proposed to be made to an "accredited investor" as defined in Rule 501(a)(1), (2) , (3) or (7) under the Securities Act ("Accredited Investor") pursuant to clause (e) above prior to the Resale Restriction Termination Date, the transferor shall deliver a letter from the transferee substantially in the form of this letter to the Trustee, which shall provide, among other things, that the transferee is an Accredited Investor and that it is acquiring such Securities for investment purposes and not for distribution in violation of the Securities Act. Each purchaser acknowledges that the Company and the Trustee reserve the right prior to any offer, sale or other transfer of the Securities before the Resale Restriction Termination Date pursuant to clause
(d) or (e) above to require the delivery of an opinion of counsel, certificates and/or other information satisfactory to the Company and the Trustee.

     2. We are an Accredited Investor or a QIB purchasing Securities for our own account or for the account of one or more Accredited Investors, and we are acquiring the Securities for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or the securities law of any state of the U.S. and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Securities, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment in the Securities for an indefinite period.

     3. We are acquiring the Securities purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion and we and any such account are (a) a QIB, aware that the sale is being made in reliance on Rule 144A under the Securities Act, (b) an Accredited Investor, or (c) a person other than a U.S. person ("foreign purchasers") , which term shall include dealers or other professional fiduciaries in the U.S. acting on a discretionary basis for foreign beneficial owners (other than an estate or trust) in offshore transactions meeting the requirements of Rule 903 of Regulation S under the Securities Act.

     4. We have received a copy of the Offering Memorandum and acknowledge that we have had access to such financial and other information, and have been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as we deem necessary in order to verify the information contained in the Offering Memorandum.

     We understand that the Trustee will not be required to accept for registration of transfer any Securities acquired by us, except upon presentation of evidence satisfactory to the Company and the Trustee that the foregoing restrictions on transfer have been complied with. We further understand that the certificates representing the Securities purchased by us will bear a legend reflecting the substance of this paragraph. We further agree to provide to any person acquiring any of the Securities from us a notice advising such person that transfers of such Securities are restricted as stated herein and that certificates representing such Securities will bear a legend to that effect.

     We represent that you, the Company, the Trustee and others are entitled to rely upon the truth and accuracy of our acknowledgments, representations and agreements set forth herein, and we agree to notify you promptly in writing if any of our acknowledgments, representations or agreements herein cease to be accurate and complete. You are also irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

     We represent to you that we have full power to make the foregoing acknowledgments, representations and agreements on our own behalf and on behalf of any investor account for which we are acting as fiduciary agent.

     As used herein, the terms, "offshore transaction," "U.S." and "U.S. person" have the respective meanings given to them in Regulation S under the Securities Act.

     THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                              Very truly yours,

                              (Name of Purchaser)


                              By:
                                    --------------------------------------------

                              Date:
                                      ------------------------------------------


     Upon transfer, the Securities would be registered in the name of the new beneficial owner as follows:


                              Name:
                                       -----------------------------------------

                              Address:
                                          --------------------------------------

                                                                    APPENDIX III


                           Certificate to Be Delivered
                          in Connection with Transfers
                            Pursuant to Regulation S
                           ---------------------------

                          ----------------------, ----


Burlington Resources Finance Company
c/o Citibank, N.A.
111 Wall Street
Citibank Agency & Trust Services
14th Floor
New York, New York  10005

Attention:  Corporate Trust Division

            Re: Burlington Resources Finance Company (the "Company") 7.40% Notes due December 1, 2031 (the "Securities")

Ladies and Gentlemen:

     In connection with our proposed sale of $ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the Securities Act of 1933, as amended, and, accordingly, we represent that:

          (1) the offer of the Securities was not made to a person in the United States;

          (2) either (a) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (b) the transaction was executed in, on or through the facilities of a designated off-shore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

          (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the U.S. Securities Act of 1933, as amended.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

     Terms used in this certificate have the meanings set forth in Regulation S.

                             Very truly yours,

                             [Name of Transferor]


                             By:
                                    --------------------------------------------
                                                 Authorized Signature